EXHIBIT 3.1




                                     BY-LAWS

                                     - OF -

                        INTERVEST BANCSHARES CORPORATION




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                                    ARTICLE I
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                            MEETINGS OF SHAREHOLDERS
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SECTION 1.  ANNUAL MEETING.  An annual meeting of the Shareholders shall be held
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for  the  election  of  directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

SECTION  2.  SPECIAL  MEETINGS.  Special  Meetings  of  the  Shareholders of the
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Corporation  may  be  held  at any time in the interval between Annual Meetings.
Special Meetings may be called by the chairman, the president, or the Board of Directors, or by a Committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority include the power to call such meetings. The request for a Special Meeting shall state the purpose or purposes of the Meeting and matters proposed to be acted upon thereat.

SECTION  3.  PLACE OF MEETINGS.  Annual and Special Meetings of the Shareholders
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of  the  Corporation shall be held at the principal office of the Corporation or at such other place within or without the State of Delaware as the Board of Directors may from time to time determine.

SECTION 4.  NOTICE OF MEETINGS.  Written or printed notice of the date, time and
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place of all meetings of the Shareholders shall be given personally, or by first class mail, not less than ten (10) days nor more than sixty (60) days before the day fixed for the meeting, to each Shareholder entitled to vote at said meeting, and, unless the meeting is an annual meeting, such notice must also state the purpose or purposes for which the meeting is called and must indicate that it is being issued by or at the direction of the person or persons calling the meeting. Such notice must also be given to any Shareholder who, by reason of any action proposed at such meeting, would be entitled to have his stock appraised, if such action were taken, and such notice must specify the proposed action and state the fact that if the action is taken, the dissenting
Shareholder shall have appraisal rights. Such notice shall be given to the Shareholder by leaving the same with him at his residence or usual place of business or by mailing it, postage prepaid and addressed to him at his address as it appears on the books of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which event it shall be mailed to the address designated in such request. The notices, as provided for in this Section, are not required to be given to any Shareholder who submits a signed waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any Shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him. No notice of an adjourned meeting of Shareholders need be given, unless the Board of Directors fixes a new record date for the adjourned meeting.

SECTION  5.  RECORD  DATES.  For  the  purposes  of determining the Shareholders
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entitled  to  notice of or to vote at a Shareholders' meeting or any adjournment thereof, the Board of Directors may fix a date of record which shall not be more than sixty (60) days nor less than ten (10) days before said meeting date. For the purpose of determining Shareholders entitled to express consent to or dissent from any proposal without a meeting, or for determining Shareholders entitled to receive


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payment  of  a dividend or the allotment of any rights, or for any other action, the Board of Directors may fix a date of record which shall not be more than sixty (60) days prior to such action.

SECTION  6.  QUORUM.  At  all  meetings  of  Shareholders,  except  as otherwise
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provided  by  law,  a  quorum  shall  exist  if  there  is  present in person or represented by proxy, Shareholders owning a majority in number of the shares of the Corporation issued and outstanding and entitled to vote thereat, in order to constitute a quorum; but if there be no quorum, the holders of such shares so present or represented may by majority vote adjourn the meeting from time to time, but not for a period of over thirty (30) days at any one time, without notice other than by announcement at the meeting, until a quorum shall attend. At any such adjournment of the meeting, which a quorum shall attend, any business may be transacted which might have been transacted at the meeting as originally called. When a quorum is once present, it is not broken by the subsequent withdrawal of any Shareholder.

SECTION  7.  VOTING.  At  all  meetings  of  the  Shareholders, each Shareholder
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entitled to vote thereat may vote in person or by proxy, and shall have one vote for each share standing in his name on the books of the Corporation as of the Record Date fixed for the meeting, unless otherwise provided in the Certificate of Incorporation or any amendments thereto. Upon demand of the Shareholders holding a majority in interest of the shares, present in person or by proxy and entitled to vote, voting shall be by ballot. A plurality of votes cast shall be sufficient to elect Directors, and a majority of votes cast shall be sufficient to take any other corporate action, except as otherwise provided by law or these By-Laws.

SECTION  8.  PROXIES.  Every  proxy  shall  be  in  writing,  subscribed  by the
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Shareholder  or his duly authorized attorney and dated.  No proxy which is dated more than three (3) years before the meeting at which it is offered shall be accepted, unless such proxy shall, on its face, name a longer period for which it is to remain in force.

SECTION 9.  CONDUCT OF MEETINGS.  Meetings of the Shareholders shall be presided
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over  by  the Chairman of the Board of Directors, if any, or, in his absence, by the President of the Corporation or, in his absence, by a Vice President, if any, or, in the absence of all such officers, by a Chairman to be chosen at the Meeting. The officer presiding shall appoint a secretary.

SECTION  10.  ACTION  WITHOUT  A MEETING.  Whenever Shareholders are required or
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permitted  to  take  any  action  by  vote,  such  action may be taken without a meeting, without prior notice and without a vote, on written consent, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing.


SECTION  11.  NOTICE  OF  BUSINESS.  No  business may be transacted at an annual
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meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly


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brought  before the annual meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 11 of this Article I and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 11.

     In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

     To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days in advance of the date of the Corporation's proxy statement and notice released to stockholders in connection with the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or the date contemplated by that notice, notice by the stockholder in order to be timely must be so received not later than the close of the business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.

     To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business proposed to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

     No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 11 of this Article I; provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 11 of this Article I shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted or discussed.




                                   ARTICLE II
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                               BOARD OF DIRECTORS
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SECTION 1. ELECTION AND POWERS. The Board of Directors shall have the management
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and  control of the affairs and business of the Corporation. The Directors shall be elected by the Shareholders at each annual meeting of Shareholders and each Director shall serve until his successor is elected or appointed and qualified, unless his directorship be theretofore vacated by resignation, death, removal or otherwise.

SECTION  2.  NUMBER.  The  number  of Directors constituting the entire Board of
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Directors  shall be such number, not less than three (3), as shall be designated by resolution of the Board of Directors adopted prior to the election of Directors at the Annual Meeting of Shareholders. In the absence of such resolution the number of Directors to be elected at such Annual Meeting shall be the number last fixed by the Board of Directors. Any Board action designating a change in the number of directors shall require a vote of a majority of the entire Board. The "entire Board", as used in this Article, shall mean the total number of Directors which the Corporation would have if there were no vacancies. Notwithstanding the provisions of this Section, where all of the shares are owned beneficially and of record by less than three Shareholders, the number of Directors may be less than three, but not less than the number of Shareholders.

SECTION  3.  VACANCIES.  Vacancies  in  the  Board  of  Directors (including any
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resulting  from  an  increase in the number of Directors) created for any reason may be filled by vote of the Board of Directors. If, however, the number of Directors then in office is less than a quorum, vacancies may be filled by a vote of a majority of the Directors then in office. A Director elected by the Board of Directors to fill a vacancy under this Section shall hold office until the next meeting of shareholders at which the election of directors is in the regular order of business, and until his successor has been duly elected or appointed and qualified.

SECTION 4. NOMINATION OF DIRECTORS. Only persons who are nominated in accordance
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with the following procedures shall be eligible for election as directors of the
Corporation, except as may be otherwise provided in the Certificate of Incorporation. Nominations of persons for election to the Board of Directors at any annual meeting of stockholders or at any special meeting of stockholders called for the purpose of electing directors may be made (a) by or at the direction of the Board of Directors or Nominating Committee thereof or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 4 of this Article II and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 4 of this Article II.

     In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

     To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than 90 days nor more than 120 days in advance of the date of the Corporation's proxy statement and notice released to stockholders in connection with the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or the date contemplated by that notice, notice by


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the  stockholder  in  order  to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which public disclosure of the date of the special meeting was made.

     To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

     Subject to Section 3 of this Article II, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 4 of this Article II. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

SECTION  5.  REMOVAL.  At  any  meeting  of  the  Shareholders  duly called, any
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Director  may,  by  vote of the holders of a majority of the shares of the class who elected that Director, be removed from office, with or without cause. Any Director may also be removed, with or without cause, by action of the Board of Directors.

SECTION  6.  MEETINGS.  Regular Meetings of the Board of Directors shall be held
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at  such  times  as  the  Directors  may  from  time to time determine.  Special
Meetings of the Board of Directors shall be held at any time, upon call from the Chairman of the Board, the President, any Vice President, the Secretary, or by any member of the Board of Directors.

SECTION  7.  PLACE  OF  MEETINGS.  Regular  and Special Meetings of the Board of
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Directors  shall  be  held at the principal office of the Corporation or at such other place, within or without the State of Delaware, as the Board of Directors may from time to time determine.


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SECTION  8.  NOTICE  OF  MEETING.  Notice  of  the  place, day and hour of every
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regular  and  special  meeting shall be given to each Director by delivering the same to him personally or sending the same to him by telegraph or leaving the same at his residence or usual place of business, at least one (1) day before the meeting, or shall be mailed to each Director, postage prepaid and addressed to him at the last known Post Office address according to the records of the Corporation, at least three (3) days before the meeting. No notice of any adjourned meeting of the Board of Directors need to be given other than by announcement at the meeting, subject to the provisions of Section 10 of this Article.

SECTION  9.  WAIVER  OF  NOTICE.  Notice  of  a meeting need not be given to any
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Director  who submits a signed written waiver thereof, whether before, during or after the meeting, nor to any Director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

SECTION  10.  QUORUM.  A  majority  of  the  entire  Board shall be necessary to
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constitute a quorum for the transaction of business at each meeting of the Board of Directors; but if at any meeting there be less than a quorum present, a majority of those present may adjourn the meeting from time to time without notice other than by announcement at the meeting, until a quorum shall attend. At any such adjournment, at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

SECTION  11.  ACTION  WITHOUT A MEETING.  Any action required or permitted to be
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taken  by the Board of Directors or any committee thereof at a duly held meeting may be taken without a meeting if all members of the Board of Directors or the committee consent in writing to the adoption of a resolution authorizing the action. Such resolution and the written consents thereto by the members of the Board of Directors or committee shall be filed with the minutes of the proceedings of the Board of Directors or the committee.

SECTION 12.  PERSONAL ATTENDANCE BY CONFERENCE COMMUNICATION EQUIPMENT.  Any one
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or  more  members  of  the  Board  of  Directors  or  any  committee thereof may participate in a meeting of such Board or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at the meeting.

SECTION  13.  EXECUTIVE  COMMITTEE AND OTHER COMMITTEES.  The Board of Directors
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may,  in  its  discretion,  by  an  affirmative vote of a majority of the entire
Board, appoint an Executive Committee, or any other committee, to consist of three (3) or more Directors as the Board of Directors may from time to time determine. The Executive Committee shall have, and may exercise between meetings of the Board of Directors, all the powers of the Board of Directors in the management of the business and affairs of the Corporation (including the power to declare dividends and to authorize the issuance of stock), and other committees shall have those powers conferred upon them by the Board of Directors, except that no committee shall have power to take any action not allowed to such committee by the applicable law of the Corporation's state of incorporation, as the same may be amended from time to time. As of the date of adoption of these By-laws, no committee shall have the power:


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     (a)  To amend the Certificate of Incorporation;

     (b)  To adopt an agreement of merger or consolidation;

     (c) To recommend to Shareholders: (i) the sale, lease or exchange of substantially all of the assets of the Corporation; or (ii) the dissolution of the Corporation; or

     (d)  To repeal, amend or adopt by-laws.

In the absence of any member of the Executive Committee or of any other committee, the members thereof present at any meeting may appoint a member of the Board of Directors previously designated by the Board of Directors as a committee alternate to act in place of such absent member. The Board of Directors shall have the power at any time to change the membership of any committee, to fill vacancies in it, or dissolve it. The Executive Committee and any other committee may make rules for the conduct of its business, and may appoint such committees and assistants as may from time to time be necessary, unless the Board of Directors shall provide otherwise. A majority of the members of the Executive Committee and of any other committee shall constitute a quorum.

                                   ARTICLE III
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                                    OFFICERS
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SECTION  1.  ELECTION  OF  OFFICERS.  The  Board  of Directors (or the Executive
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Committee),  at  any  duly  held  meeting  thereof,  shall  elect  a Chairman, a
President, a Secretary and a Treasurer of the Corporation, and may elect a Chief Executive Officer and one or more Vice Presidents and any other officers. Each such officer shall serve at the pleasure of the Board of Directors or until his successor shall have been duly elected or appointed and qualifies, or until he shall have resigned, shall have deceased or shall have been removed in the manner provided in Section 3 of this Article. Any two offices may be held by the same person, except that no person shall hold the office of President and Secretary concurrently. Notwithstanding the foregoing, if all of the stock of the Corporation shall ever be owned by one person, such person may hold all or any combination of offices. Any vacancies in the above offices shall be filled by the Board.

SECTION  2.  ASSISTANT AND SUBORDINATE OFFICERS.  The Board of Directors (or the
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Executive  Committee)  may  elect  one or more Assistant Treasurers, one or more
Assistant Secretaries and such other subordinate officers or agents as it may deem proper from time to time, who shall hold office at the pleasure of the Board of Directors (or the Executive Committee). The Board of Directors may from time to time authorize the President to appoint and remove such assistant and subordinate officers and agents and prescribe the powers and duties thereof.

SECTION  3.  REMOVAL.  Any  officers  of  the Corporation may be removed with or
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without  cause by a vote of the majority of the entire Board of Directors of the
Corporation then in office at a meeting called for that purpose (or, except in the case of an officer elected by the Board of Directors, by the Executive Committee) whenever in its judgment the best interests of the Corporation may be served thereby.


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SECTION  4.  COMPENSATION.  The Board of Directors shall fix the compensation of
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all  officers  of  the  Corporation who are elected or appointed by the Board of
Directors. The Board of Directors or the Executive Committee shall fix the compensation of all other officers of the Corporation, except that the Board of Directors may authorize the President to fix the compensation of such assistant and subordinate officers and agents as he is authorized to appoint and remove.

SECTION  5.  CHAIRMAN OF THE BOARD.  The Chairman of the Board, if there be one,
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shall  preside  at all meetings of the Board of Directors and shall perform such other duties as the Board of Directors may direct. There may be more than one person holding the office of Chairman, in which case they shall act as Co-Chairmen and shall share the duties of such office.

SECTION 6.  CHIEF EXECUTIVE OFFICER.  The Board of Directors may appoint a Chief
            ------------------------
Executive Officer. The Chief Executive Officer, if one be so designated, shall have such powers and duties as shall be prescribed by or assigned by the Chairman of the Board of Directors, shall perform such duties as are usual incidents of such office, and shall see that all orders and resolutions of the Board of Directors are carried into effect. In the absence of the Chairman, the Chief Executive Officer shall preside at any meeting of the Board and the Chief Executive Officer shall report directly to the Chairman or the Board of Directors.

SECTION  7.  PRESIDENT.  The  President  shall,  subject to the direction of the
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Board  of  Directors  (or  the  Executive Committee), have executive powers, and shall have and may exercise any and all other powers and duties as from time to time may be conferred or assigned by the Board and shall report directly to the Chief Executive Officer, or, if there be none, to the Chairman. The President shall, during the absence or incapacity of the Chief Executive Officer and the Chairman, report directly to the board of directors.

SECTION  8.  VICE  PRESIDENTS.  Any  one  or  more of the Vice Presidents may be
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designated  by  the  Board  of  Directors  (or  the  Executive  Committee) as an
Executive Vice President. At the request of the President, or in his absence or during his disability, the Executive Vice President shall perform the duties and exercise the functions of the President. If there be no Executive Vice President, or if there be more than one (1), the Board of Directors (or the Executive Committee) may determine which one or more of the Vice Presidents shall perform any of such duties or exercise any of such functions; if such determination is not made by the Board of Directors (or the Executive Committee), the President may make such determination; otherwise, any of the Vice Presidents may perform any of such duties or exercise any of such functions. Each Vice President shall have such other powers and duties as may be properly designated by the Board of Directors (or the Executive Committee) and the President.

SECTION 9.  SECRETARY.  The Secretary shall keep full minutes of all meetings of
            ---------
the Shareholders and of the Board of Directors in books provided for that purpose. He shall see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law. He shall be the custodian of the records and of the Seal or Seals of the Corporation. He shall affix the Corporate Seal to all documents, the execution of which on behalf of the Corporation, under the Seal, is duly authorized by the Board of Directors (or Executive Committee), and when so affixed may attest the same. He shall have such other powers and duties as may be properly designated by the Board of Directors (or the Executive Committee) and the President.


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
SECTION 10.  TREASURER.  The Treasurer shall keep correct and complete books and
             ---------
records of account for the Corporation. Subject to the control and supervision of the Board of Directors (or the Executive Committee) and the President, or such other officer as the President may designate, the Treasurer shall establish and execute programs for the provision of the capital required by the Corporation, including negotiating the procurement of capital and maintaining adequate sources for the Corporation's current borrowing from lending institutions. He shall maintain banking arrangements to receive, have custody of and disburse the Corporation's moneys and securities. He shall invest the Corporation's funds as required, establish and coordinate policies for investment in pension and other similar trusts, and provide insurance coverage as required. He shall direct the granting of credit and the collection of accounts due the Corporation, including the supervision of special arrangements for financing sales, such as time payments and leasing plans. He shall have such other powers and duties as may be properly designated by the Board of Directors (or the Executive Committee) and the President.

                                   ARTICLE IV
                                   ----------

                               SHARE CERTIFICATES
                               ------------------

SECTION  1.  FORM  AND  SIGNATURES.  The  interest  of  each  Shareholder of the
             ---------------------
Corporation shall be evidenced by certificates for shares in such form not inconsistent with the law or the Certificate of Incorporation, and any amendments thereof, as the Board of Directors may from time to time prescribe. The share certificates shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary, and may be sealed with the seal of the Corporation. Where any share certificate is countersigned by a transfer agent or registered by a registrar, other than the Corporation itself or its employee, or if the shares are listed on a registered national security exchange, the signatures of any such President, Vice President, Secretary, or Assistant Secretary, may be facsimiles engraved or printed. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before the share certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person had not ceased to be such officer.

SECTION  2.  TRANSFER  OF  SHARES.  The  shares  of  the  Corporation  shall  be
             --------------------
transferred on the books of the Corporation by the Registered holder thereof, in person or by his attorney, upon surrender for cancellation of certificates for the same number of shares, with a proper assignment and powers of transfer endorsed thereon or attached thereto, duly signed by the person appearing by the certificate to be the owner of the shares represented thereby, with such proof of the authenticity of the signature as the Corporation, or its agents, may reasonably require. Such certificate shall have affixed thereto all stock transfer stamps required by law. The Board of Directors shall have power and authority to make all such other rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the Corporation.

SECTION  3.  MUTILATED,  LOST,  STOLEN OR DESTROYED CERTIFICATES.  The holder of
             ---------------------------------------------------
any certificates representing shares of the Corporation shall immediately notify the Corporation of any mutilation, loss, theft or destruction thereof, and the Board of Directors may, in its discretion, cause one or more new certificates, for the same number of shares in aggregate, to be issued to such holder upon the surrender of the mutilated certificate, or, in case of an alleged loss, theft or destruction of the certificate, upon satisfactory proof of such loss, theft or destruction and the deposit of indemnity, by way of bond or otherwise, in such form and amount and with such sureties as the Board of Directors may require, to indemnify the Corporation and transfer agent and registrar, if any, against loss or liability by reason of the issuance of such new certificates; but the Board of Directors may, in its discretion, refuse to issue such new certificates save upon the order of some court having jurisdiction in such matters.

SECTION  4.  STOCK LEDGERS.  The Stock Ledgers of the Corporation containing the
             -------------
names and addresses of the Shareholders and the number of shares held by them respectively shall be maintained at the principal office of the Corporation, or if there be a transfer agent, at the office of such transfer agent, as the Board of Directors shall determine.

SECTION  5.  TRANSFER  AGENTS  AND  REGISTRARS.  The Corporation may have one or
             ---------------------------------
more transfer agents and one or more registrars of its stock or of any class or classes of its shares whose respective duties the Board of Directors may from time to time determine.

                                    ARTICLE V
                                    ---------

                                 INDEMNIFICATION
                                 ---------------

The Corporation shall indemnify (a) any person made or threatened to be made a party to any action or proceeding by reason of the fact that he, his testator or intestate, is or was a director or officer of the Corporation, and (b) any director or officer of the Corporation who served any other company in any capacity at the request of the Corporation, in the manner and to the maximum extent permitted by the General Corporation Law of Delaware, as the same now exists or may hereafter be amended in a manner more favorable to persons entitled to indemnification; and the Corporation may, in the discretion of the Board of Directors, indemnify all other corporate personnel to the extent permitted by law. The right to indemnification conferred herein shall include the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in defending any such proceeding in advance of its final disposition.




                                   ARTICLE VI
                                   ----------

                                    FINANCES
                                    --------

SECTION  1.  DIVIDENDS.  Subject to law and to the provisions of the Certificate
             ---------
of Incorporation, and any amendments thereof, the Board of Directors may declare dividends on the stock of the Corporation, payable upon such dates as the Board of Directors may designate.

SECTION  2.  RESERVES.  Before  payment of any dividends, there may be set aside
             --------
out of any funds of the Corporation available for dividends such sum or sums, as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall deem conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

SECTION  3.  BILLS,  NOTES,  ETC.  All  checks or demands for money and notes or
             --------------------
other instruments evidencing indebtedness or obligations of the Corporation shall be made in the name of the Corporation and shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                   ARTICLE VII
                                   -----------

                                   AMENDMENTS
                                   ----------

     The Board of Directors shall have the power to adopt, amend or repeal the By-Laws of the Corporation by a majority vote of the entire Board at any meeting, provided that the Shareholders may make additional By-Laws and may alter and repeal any By-Laws whether adopted by them or otherwise.